================================================================================

                             CORNERSTONE STRATEGIC
                                VALUE FUND, INC.





















                                 ANNUAL REPORT
                               DECEMBER 31, 2001

================================================================================

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

Letter to Shareholders ....................................................    1

Portfolio Summary .........................................................    4

Schedule of Investments ...................................................    5

Statement of Assets and Liabilities .......................................    9

Statement of Operations ...................................................   10

Statement of Changes in Net Assets ........................................   11

Financial Highlights ......................................................   12

Notes to Financial Statements .............................................   13

Report of Independent Accountants .........................................   16

Description of Dividend Reinvestment & Cash Purchase Plan .................   17

Additional Information Regarding the Fund's Directors and Officers ........   18

Summary of General Information ............................................   20

Shareholder Information ...................................................   20

Privacy Policy Notice .....................................................   21







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                January 31, 2002

Dear Fellow Shareholder:

Our annual report for Cornerstone Strategic Value Fund, Inc. (the "Fund"), formerly Clemente Strategic Value Fund, Inc., covering the year ended December 31, 2001 follows. At the end of the year, the Fund's net assets were $35.3 million and the Net Asset Value ("NAV") per share was $9.20. The share price closed at $8.05 on the New York Stock Exchange. Clemente Capital, Inc. was replaced and shareholders confirmed a change of management by choosing Cornerstone Advisors, Inc. as investment manager at the Fund's annual meeting. The investment approach continued to focus on a broad diversification in U.S. and non-U.S. equities.

ECONOMIC AND MARKET SUMMARY

The year 2001 proved to be very difficult for investors as the market continued the decline started in 2000. The Federal Reserve reduced its benchmark rate even more aggressively than in recent downturns to a 40-year low of 1.75% at year-end. However, the flood of earnings disappointments and steady erosion in confidence pushed the markets down.

Reactions to the tragic events of September 11th accelerated negative momentum in the third quarter. The S&P 500 Index posted a decline of 14.9%, its biggest quarterly drop since the crash of 1987, and left the index down 21.2% for the first nine months of the year. The sorry state of the economy was confirmed by a 1.3% quarterly decline in the U.S. Gross Domestic Product (GDP), the broadest gauge of economic health.

Markets began to strengthen through the fourth quarter. Even this encouraging rebound still left the S&P 500 Index down 13.0% for all of 2001. Even with a rebound in the fourth quarter, most sectors returned double-digit losses with telecommunications, information technology and utilities hit particularly hard. With recession dampening exports and currencies weakening against the U.S. dollar, most international markets fared even worse. The Morgan Stanley Capital International Europe Australasia Far East Index, representing developed global markets, tumbled 22.6% for the year.

Data for the fourth quarter also shows signs of future recovery. The GDP increased 0.2% in this final quarter of 2001, defying economists' previous expectations for a decline of 1.0%. Nevertheless, this still left GDP up only 1.1% for the year, a weak performance not seen since the 0.5% decline in 1991, in the midst of the last recession. Fourth quarter economic activity was aided by rising government spending, as the war on terrorism continued, as well as by continuing strong consumer spending on items such as automobiles. Government spending grew 9.2%, the biggest rise in 15 years. Total consumer spending jumped 5.4%, with durable goods purchases rising a sizzling 38.4%, the largest increase since 1986. As a result, companies saw their inventories drop by an amazing $120.6 billion in the quarter, the largest decline ever recorded. Unlike households, businesses continued to keep a tight rein on spending. Plant and equipment expenditures dove 12.8% in the fourth quarter, which followed a drop of 8.5% in the third quarter.



================================================================================

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

In this challenging environment, the Fund posted a -18.66% total return on NAV for the year. By comparison, the S&P 500 Index fell 13.0% during the same period. Toward the end of the year, the Fund began to recover some of its first quarter losses, where the negatives of the market were magnified by a rapidly widening discount that fell past 20% but finished the year at 12.5%. The portfolio restructuring that took place after the change of managers broadened the exposure to U.S. equities and reduced the exposure to international equities. This reduction in international exposure allowed the Fund to avoid much of the adverse currency impact from the strong U.S. dollar.

In the midst of this challenging climate, there were a number of positive performers. Healthcare held generally steady through the final half of the year while industrials and consumer discretionary sectors followed substantial losses in the third quarter with substantial gains in the fourth. Utilities and information technology were the hardest hit sectors for the year. The damage, however, was not spread evenly as some of the largest positions in these areas turned in strong performances and positive gains.

OUTLOOK

At its just completed meeting, the Federal Reserve was impressed enough by positive signs in the economy that it brought an end to the year-long campaign of interest rate cuts, leaving their benchmark rate unchanged. Policymakers did, however, reiterate their long-standing warning that economic weakness, not possible future inflation, remains the main concern for the U.S. economy.

We believe there is increasing evidence that the economy may have bottomed out and will begin to recover in the first half of 2002. Last quarter's unprecedented depletion of business inventories bodes well for a rebound. Companies will need to ramp up production significantly to replace these depleted goods, helping to fuel GDP growth for future quarters. Unemployment is likely to edge up slightly in the first quarter of 2002, possibly to 5.9%, the highest level in almost seven years, even as the rate of job losses slows and the economic outlook continues to brighten. This expected bottoming out of job losses should be a firm signal that the recession has ended and economic recovery is firmly at hand.

The stock market record of the past few years supports time-tested principles of equity investing and we are confident that our consistent and conservative strategies will continue to prove their worth. We maintain that our approach involving a long-term perspective, with an emphasis on broad diversification, balanced asset allocation and liquidity, and our current U.S. equity focus, are appropriate for the shareholders of our Fund.




================================================================================

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

The Board continues to emphasize using the Fund's unique advantages to enhance long-term capital appreciation. Under the Board's leadership:

- The manager was able to use the investment flexibility given by the stockholders to broadly diversify the Fund's holdings. We believe that this diversification will help to minimize the volatility resulting from more narrowly focused investments and to improve the long-term performance.

- The program of repurchasing the Fund's shares has continued. Through December 31, 2001, a total of 2,059,840 shares had been bought by the Fund, representing 34.27% of the shares outstanding at the start of the program. In effect, this repurchasing of shares at a discount allows the Fund to purchase its portfolio at below market prices. It has provided a direct benefit to those remaining as shareholders by increasing the Fund's net asset value per share. It has also provided additional liquidity for those shareholders desiring to sell their shares in the Fund.

- The level of expenses has been substantially reduced. An emphasis on cost control, changes in service providers, and fee waivers by the investment manager all helped to keep costs lower than in the past. We expect to see additional savings as we continue this effort.

We believe that our highly diversified approach to portfolio management will enable Cornerstone Strategic Value Fund to produce excellent returns for the long-term investor. We know you have a choice, we thank you for your support, and we look forward to continuing to serve you in the future.

Sincerely,



/s/ RALPH W. BRADSHAW
---------------------
Ralph W. Bradshaw
Chairman










================================================================================

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

TOP TEN, BY SECTOR
                                                                      Percent of
        Sector                                                        Net Assets
--------------------------------------------------------------------------------
1.      Drugs (Major Pharmaceuticals)                                   12.1
--------------------------------------------------------------------------------
2.      Manufacturing (Diversified)                                      8.3
--------------------------------------------------------------------------------
3.      Insurance (Property-Casualty)                                    6.5
--------------------------------------------------------------------------------
4.      Retail (Home Shopping)                                           5.9
--------------------------------------------------------------------------------
5.      Foods                                                            5.6
--------------------------------------------------------------------------------
6.      Electronics (Semiconductors)                                     5.5
--------------------------------------------------------------------------------
7.      Computers (Software & Services)                                  4.5
--------------------------------------------------------------------------------
8.      Banks (Money Center)                                             3.5
--------------------------------------------------------------------------------
9.      Telephone                                                        3.4
--------------------------------------------------------------------------------
10.     Oil (International Integrated)                                   3.2
--------------------------------------------------------------------------------



TOP TEN HOLDINGS, BY ISSUER
                                                                      Percent of
        Holding                              Sector                   Net Assets
--------------------------------------------------------------------------------
1.      Pfizer Inc.                Drugs (Major Pharmaceuticals)          6.4
--------------------------------------------------------------------------------
2.      Home Depot, Inc. (The)        Retail (Home Shopping)              5.9
--------------------------------------------------------------------------------
3.      SYSCO Corp.                           Foods                       4.9
--------------------------------------------------------------------------------
4.      General Electric Co.        Manufacturing (Diversified)           3.9
--------------------------------------------------------------------------------
5.      American International
          Group, Inc.              Insurance (Property-Casualty)          3.8
--------------------------------------------------------------------------------
6.      Microsoft Corp. Computers     (Software & Services)               3.3
--------------------------------------------------------------------------------
7.      Analog Devices, Inc.        Electronics (Semiconductors)          2.8
--------------------------------------------------------------------------------
8.      Tyco International Ltd.     Manufacturing (Diversified)           2.7
--------------------------------------------------------------------------------
9.      Wal-Mart Stores, Inc.           Retail (Discounters)              2.6
--------------------------------------------------------------------------------
10.     Citigroup Inc.             Insurance (Property-Casualty)          2.4
--------------------------------------------------------------------------------




================================================================================


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            No. of      Value
Description                                                 Shares     (Note A)
--------------------------------------------------------------------------------

EQUITY SECURITIES - 99.51%
BERMUDA - 2.67%
     CAPITAL GOODS - 2.67%
     MANUFACTURING (DIVERSIFIED) - 2.67%
     Tyco International Ltd. .........................
          (cost - $602,800) ..........................       16,000   $  942,400
                                                                      ----------
NETHERLANDS - 1.68%
     CONSUMER STAPLES - 0.33%
     FOODS - 0.33%
     Unilever NV, NY Shares ..........................        2,000      115,220
                                                                      ----------

     ENERGY - 1.35%
     OIL (INTERNATIONAL INTEGRATED) - 1.04%
     Royal Dutch Petroleum Co., NY Shares ............        7,500      367,650
                                                                      ----------

     OIL & GAS (EXPLORATION & PRODUCTION) - 0.31%
     Schlumberger Ltd. ...............................        2,000      109,900
                                                                      ----------
     Total Energy ....................................                   477,550
                                                                      ----------
     Total Netherlands
          (cost - $658,515) ..........................                   592,770
                                                                      ----------

PANAMA - 0.17%
     CONSUMER STAPLES - 0.17%
     ENTERTAINMENT - 0.17%
     Carnival Corp. ..................................
          (cost - $58,107) ...........................        2,100       58,968
                                                                      ----------

     UNITED STATES - 94.99%
     BASIC MATERIALS - 2.13%
     Aluminum - 0.31%
     Alcoa Inc. ......................................        3,100      110,205
                                                                      ----------

     CHEMICALS (DIVERSIFIED) - 0.99%
     Dow Chemical Co. (The) ..........................        5,700      192,546
     E.I. du Pont de Nemours & Co. ...................        3,700      157,287
                                                                      ----------
                                                                         349,833
                                                                      ----------

     METALS MINING - 0.12%
     Inco Ltd.+ ......................................        2,500       42,350
                                                                      ----------

     PAPER & Forest Products - 0.71%
     International Paper Co. .........................        2,000       80,700
     Kimberly-Clark Corp. ............................        1,900      113,620
     Weyerhaeuser Co. ................................        1,000       54,080
                                                                      ----------
                                                                         248,400
                                                                      ----------
     Total Basic Materials ...........................                   750,788
                                                                      ----------




                                                            No. of      Value
Description                                                 Shares     (Note A)
--------------------------------------------------------------------------------

     CAPITAL GOODS - 7.21%
     AEROSPACE/DEFENSE - 0.66%
     Boeing Co. (The) ................................        6,000   $  232,680
                                                                      ----------

     ELECTRICAL EQUIPMENT - 0.28%
     Motorola, Inc. ..................................        6,600       99,132
                                                                      ----------

     MACHINERY (DIVERSIFIED) - 0.19%
     Caterpillar Inc. ................................        1,300       67,925
                                                                      ----------

     MANUFACTURING (DIVERSIFIED) - 5.66%
     Dover Corp. .....................................          700       25,949
     General Electric Co. ............................       34,500    1,382,760
     Honeywell International Inc. ....................        2,800       94,696
     Masco Corp. .....................................        1,700       41,650
     Minnesota Mining & Manufacturing Co. (3M) .......        1,500      177,315
     United Technologies Corp. .......................        4,200      271,446
                                                                      ----------
                                                                       1,993,816
                                                                      ----------

     WASTE MANAGEMENT - 0.42%
     Waste Management, Inc. ..........................        4,700      149,977
                                                                      ----------
     Total Capital Goods .............................                 2,543,530
                                                                      ----------

     CLOSED-END FUNDS - 0.65%
     CLOSED-END DOMESTIC FUNDS - 0.65%
     Gabelli Global Multimedia Trust, Inc. ...........        6,000       54,060
     John Hancock Bank & Thrift Opportunity Fund .....       21,000      173,460
                                                                      ----------
     Total Closed-End Funds ..........................                   227,520
                                                                      ----------

     COMMUNICATION SERVICES - 6.28%
     TELECOMMUNICATIONS (CELLULAR) - 1.07%
     ALLTEL Corp. ....................................        2,500      154,325
     AT&T Wireless Services Inc.+ ....................        9,022      129,646
     Sprint Corp. (PCS Group)+ .......................        3,400       82,994
     WorldCom, Inc., (MCI Group) .....................          900       11,430
                                                                      ----------
                                                                         378,395
                                                                      ----------

     TELECOMMUNICATIONS (LONG DISTANCE) - 1.85%
     AT&T Corp. ......................................       15,000      272,100
     Sprint Corp. ....................................        3,100       62,248
     WorldCom, Inc., (WorldCom Group)+ ...............       22,500      316,800
                                                                      ----------
                                                                         651,148
                                                                      ----------


================================================================================
See accompanying notes to financial statements.

                                                                               5






--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------



                                                            No. of      Value
Description                                                 Shares     (Note A)
--------------------------------------------------------------------------------

     TELEPHONE - 3.36%
     BellSouth Corp. .................................        6,600   $  251,790
     SBC Communications Inc. .........................       12,400      485,708
     Verizon Communications Inc. .....................        9,400      446,124
                                                                      ----------
                                                                       1,183,622
                                                                      ----------
     Total Communication Services ....................                 2,213,165
                                                                      ----------

     CONSUMER CYCLICALS - 10.14%
     AUTO PARTS & EQUIPMENT - 0.08%
     Delphi Automotive Systems Corp. .................        2,000       27,320
                                                                      ----------

     AUTOMOBILES - 0.55%
     Ford Motor Co. ..................................        6,500      102,180
     General Motors Corp. ............................        1,900       92,340
                                                                      ----------
                                                                         194,520
                                                                      ----------

     BUILDING MATERIALS - 0.08%
     Georgia-Pacific Corp. ...........................        1,000       27,610
                                                                      ----------

     PUBLISHING (NEWSPAPERS) - 0.38%
     Gannett Co., Inc. ...............................        2,000      134,460
                                                                      ----------

     RETAIL (DISCOUNTERS) - 2.95%
     Target Corp. ....................................        3,200      131,360
     Wal-Mart Stores, Inc. ...........................       15,800      909,290
                                                                      ----------
                                                                       1,040,650
                                                                      ----------

     RETAIL (HOME SHOPPING) - 5.95%
     Home Depot, Inc. (The) ..........................       41,100    2,096,511
                                                                      ----------

     SERVICES (COMMERCIAL & CONSUMER) - 0.15%
     Cendant Corp.+ ..................................        2,700       52,947
                                                                      ----------
     Total Consumer Cyclicals ........................                 3,574,018
                                                                      ----------

     CONSUMER STAPLES - 13.91%
     BEVERAGES (ALCOHOLIC) - 0.41%
     Anheuser-Busch Companies, Inc. ..................        3,200      144,672
                                                                      ----------
     BEVERAGES (NON-ALCOHOLIC) - 1.91%
     Coca-Cola Co. (The) .............................        9,000      424,350
     PepsiCo, Inc. ...................................        5,100      248,319
                                                                      ----------
                                                                         672,669
                                                                      ----------



                                                            No. of      Value
Description                                                 Shares     (Note A)
--------------------------------------------------------------------------------


     BROADCASTING (TV, CABLE, RADIO) - 1.98%
     AOL Time Warner Inc.+ ...........................       14,700   $  471,870
     Clear Channel Communications, Inc.+ .............        2,100      106,911
     Comcast Corp., Special Class A+ .................        3,300      118,800
                                                                      ----------
                                                                         697,581
                                                                      ----------
     ENTERTAINMENT - 1.17%
     Viacom Inc., non-voting Class B+ ................        6,000      264,900
     Walt Disney Co. (The) ...........................        7,200      149,184
                                                                      ----------
                                                                         414,084
                                                                      ----------
     FOODS - 5.30%
     Archer-Daniels-Midland Co. ......................        2,415       34,655
     ConAgra Foods, Inc. .............................        1,900       45,163
     Sara Lee Corp. ..................................        2,800       62,244
     SYSCO Corp. .....................................       65,800    1,725,276
                                                                      ----------
                                                                       1,867,338
                                                                      ----------
     PERSONAL CARE - 1.76%
     Colgate-Palmolive Co. ...........................        2,000      115,500
     Gillette Co. (The) ..............................        3,800      126,920
     Procter & Gamble Co. (The) ......................        4,800      379,824
                                                                      ----------
                                                                         622,244
                                                                      ----------
     RESTAURANTS - 0.35%
     McDonald's Corp. ................................        4,600      121,762
                                                                      ----------

     TOBACCO - 1.03%
     Philip Morris Companies Inc. ....................        7,900      362,215
                                                                      ----------
     Total Consumer Staples ..........................                 4,902,565
                                                                      ----------

     ENERGY - 4.72%
     OIL (DOMESTIC INTEGRATED) - 1.72%
     Exxon Mobil Corp. ...............................       15,400      605,220
                                                                      ----------

     OIL (INTERNATIONAL INTEGRATED) - 2.17%
     ChevronTexaco Corp. .............................        7,840      702,542
     Conoco Inc. .....................................        2,200       62,260
                                                                      ----------
                                                                         764,802
                                                                      ----------

     OIL & GAS (DRILLING & EXPLORATION) - 0.26%
     Baker Hughes Inc. ...............................        2,500       91,175
                                                                      ----------

     OIL & GAS (EXPLORATION & PRODUCTION) - 0.14%
     Anadarko Petroleum Corp. ........................          900       51,165
                                                                      ----------





================================================================================
See accompanying notes to financial statements.

6






--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------



                                                            No. of      Value
Description                                                 Shares     (Note A)
--------------------------------------------------------------------------------


     OIL & GAS (REFINING & MINING) - 0.43%
     Phillips Petroleum Co. ..........................        2,500   $  150,650
                                                                      ----------
     Total Energy ....................................                 1,663,012
                                                                      ----------

     FINANCIAL - 16.56%
     BANKS (MAJOR REGIONAL) - 1.92%
     Bank One Corp. ..................................        4,100      160,105
     BB&T Corp. ......................................        1,600       57,776
     Fifth Third Bancorp .............................        2,000      123,160
     Mellon Financial Corp. ..........................        1,800       67,716
     National City Corp. .............................        2,200       64,328
     PNC Financial Services Group ....................        1,100       61,820
     U.S. Bancorp ....................................        6,700      140,231
                                                                      ----------
                                                                         675,136
                                                                      ----------

     BANKS (MONEY CENTER) - 3.52%
     Bank of America Corp. ...........................        5,400      339,930
     Bank of New York Co., Inc. (The) ................        2,600      106,080
     FleetBoston Financial Corp. .....................        3,900      142,350
     J.P. Morgan Chase & Co. .........................        6,000      218,100
     SunTrust Banks, Inc. ............................        1,100       68,970
     Wachovia Corp. ..................................        3,600      112,896
     Wells Fargo & Co. ...............................        5,800      252,010
                                                                      ----------
                                                                       1,240,336
                                                                      ----------

     CONSUMER FINANCE - 1.06%
     American Express Co. ............................        4,600      164,174
     Household International, Inc. ...................        1,800      104,292
     MBNA Corp. ......................................        3,000      105,600
                                                                      ----------
                                                                         374,066
                                                                      ----------

     DIVERSIFIED - 1.93%
     Fannie Mae ......................................        3,700      294,150
     Freddie Mac .....................................        2,500      163,500
     Morgan Stanley Dean Witter & Co. ................        4,000      223,760
                                                                      ----------
                                                                         681,410
                                                                      ----------

     INSURANCE (BROKERS) - 0.30%
     Marsh & McLennan Companies, Inc. ................        1,000      107,450
                                                                      ----------

     INSURANCE (LIFE & HEALTH) - 0.38%
     AFLAC Inc. ......................................        1,900       46,664
     MetLife, Inc. ...................................        2,700       85,536
                                                                      ----------
                                                                         132,200
                                                                      ----------




                                                            No. of      Value
Description                                                 Shares     (Note A)
--------------------------------------------------------------------------------

     INSURANCE (PROPERTY-CASUALTY) - 6.54%
     Allstate Corp. (The) ............................        2,700   $   90,990
     American International Group, Inc. ..............       17,042    1,353,135
     Citigroup Inc. ..................................       17,100      863,208
                                                                      ----------
                                                                       2,307,333
                                                                      ----------

     INVESTMENT BANKING & BROKERAGE - 0.62%
     Charles Schwab Corp. (The) ......................        4,700       72,709
     Merrill Lynch & Co., Inc. .......................        2,800      145,936
                                                                      ----------
                                                                         218,645
                                                                      ----------

     SAVINGS & LOANS - 0.29%
     Washington Mutual, Inc. .........................        3,150      103,005
                                                                      ----------
     Total Financial .................................                 5,839,581
                                                                      ----------

     HEALTHCARE - 13.57%
     BIOTECHNOLOGY - 0.56%
     Amgen Inc.+ .....................................        3,500      197,540
                                                                      ----------

     DRUGS (MAJOR PHARMACEUTICALS) - 12.10%
     Abbott Laboratories .............................        5,300      295,475
     American Home Products Corp. ....................        4,800      294,528
     Bristol-Myers Squibb Co. ........................        7,100      362,100
     Eli Lilly & Co. .................................        4,000      314,160
     Johnson & Johnson ...............................        9,200      543,720
     Pfizer Inc. .....................................       57,000    2,271,450
     Schering-Plough Corp. ...........................        5,200      186,212
                                                                      ----------
                                                                       4,267,645
                                                                      ----------

     HOSPITAL MANAGEMENT - 0.22%
     HCA Inc. ........................................        2,000       77,080
                                                                      ----------
     MEDICAL PRODUCTS - 0.69%
     Medtronic, Inc. .................................        4,300      220,203
     Zimmer Holdings, Inc.+ ..........................          710       21,683
                                                                      ----------
                                                                         241,886
                                                                      ----------
     Total Healthcare ................................                 4,784,151
                                                                      ----------

     TECHNOLOGY - 17.63%
     COMMUNICATION EQUIPMENT - 0.57%
     Lucent Technologies Inc. ........................       10,700       67,303
     QUALCOMM Inc.+ ..................................        2,600      131,300
                                                                      ----------
                                                                         198,603
                                                                      ----------




================================================================================
See accompanying notes to financial statements.

                                                                               7






--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------



                                                            No. of      Value
Description                                                 Shares     (Note A)
--------------------------------------------------------------------------------


     COMPUTERS (HARDWARE) - 3.17%
     Dell Computer Corp.+ ............................        8,300   $  225,594
     Hewlett-Packard Co. .............................        6,300      129,402
     International Business Machines Corp. ...........        5,900      713,664
     Sun Microsystems, Inc.+ .........................        4,000       49,360
                                                                      ----------
                                                                       1,118,020
                                                                      ----------

     COMPUTERS (NETWORKING) - 1.26%
     Cisco Systems, Inc.+ ............................       24,400      441,884
                                                                      ----------

     COMPUTERS (SOFTWARE & SERVICES) - 4.48%
     Computer Associates International, Inc. .........        2,100       72,429
     McDATA Corp., Class A+ ..........................        1,111       27,220
     Microsoft Corp.+ ................................       17,600    1,166,352
     Oracle Corp.+ ...................................       20,300      280,343
     Yahoo! Inc.+ ....................................        1,900       33,706
                                                                      ----------
                                                                       1,580,050
                                                                      ----------

     ELECTRONICS (COMPONENT DISTRIBUTION) - 0.24%
     Emerson Electric Co. ............................        1,500       85,650
                                                                      ----------

     ELECTRONICS (SEMICONDUCTORS) - 5.48%
     Analog Devices, Inc.+ ...........................       22,000      976,580
     Intel Corp. .....................................       26,000      817,700
     Texas Instruments Inc. ..........................        4,900      137,200
                                                                      ----------
                                                                       1,931,480
                                                                      ----------

     EQUIPMENT (SEMICONDUCTORS) - 0.45%
     Agilent Technologies, Inc.+ .....................        1,800       51,318
     Applied Materials, Inc.+ ........................        2,700      108,270
                                                                      ----------
                                                                         159,588
                                                                      ----------

     SERVICES (DATA PROCESSING) - 1.98%
     Automatic Data Processing, Inc. .................       10,000      589,000
     Electronic Data Systems Corp. ...................        1,600      109,680
                                                                      ----------
                                                                         698,680
                                                                      ----------
     Total Technology ................................                 6,213,955
                                                                      ----------

     TRANSPORTATION - 0.21%
     AIRLINES - 0.14%
     Southwest Airlines Co. ..........................        2,700       49,896
                                                                      ----------
     RAILROADS - 0.07%
     Norfolk Southern Corp. ..........................        1,400       25,662
                                                                      ----------
     Total Transportation ............................                    75,558
                                                                      ----------





                                                            No. of      Value
Description                                                 Shares     (Note A)
--------------------------------------------------------------------------------


     UTILITIES - 1.98%
     ELECTRIC COMPANIES - 1.74%
     American Electric Power Co., Inc. ...............        1,200   $   52,236
     Dominion Resources, Inc. ........................        1,000       60,100
     Duke Energy Corp. ...............................        5,600      219,856
     FirstEnergy Corp. ...............................        2,500       87,450
     Scottish Power plc ADR ..........................        4,000       86,800
     Southern Co. (The) ..............................        2,400       60,840
     TXU Corp. .......................................        1,000       47,150
                                                                      ----------
                                                                         614,432
                                                                      ----------

     NATURAL GAS - 0.18%
     Williams Companies, Inc. (The) ..................        2,500       63,800
                                                                      ----------

     POWER PRODUCTS (INDEPENDENT) - 0.06%
     Mirant Corp.+ ...................................        1,300       20,826
                                                                      ----------
     Total Utilities .................................                   699,058
                                                                      ----------
     Total United States
          (cost - $28,772,357) .......................                33,486,901
                                                                      ----------
     Total Equity Securities
          (cost - $30,091,779) .......................                35,081,039
                                                                      ----------


        Principal
        Amount
        (000's)
SHORT-TERM INVESTMENT - 0.78%
REPURCHASE AGREEMENT - 0.78%
     Bear, Stearns & Co. Inc.
     (Agreement dated 12/31/01 to
     be repurchased at $276,152), 1.65%, 01/02/02
     (cost - $276,127) (Note F) ......................         $276      276,127
                                                                      ----------
TOTAL INVESTMENTS - 100.29%
     (cost - $30,367,906) (Notes A, C) ...............                35,357,166
                                                                      ----------
LIABILITIES IN EXCESS OF CASH AND
        OTHER ASSETS - (0.29)%                                          (101,114)
                                                                      ----------

NET ASSETS - 100.00%                                                 $35,256,052
                                                                     ===========


-------------
+   Security is non-income producing.
ADR American Depositary Receipts.


================================================================================
See accompanying notes to financial statements.



--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $30,367,906) (Note A) ............     $ 35,357,166
Cash collateral received for securities loaned (Note E) ......          138,721
Receivables:
        Dividends ............................................           27,773
        Interest .............................................              307
Prepaid expenses .............................................            2,955
                                                                   ------------
Total Assets .................................................       35,526,922
                                                                   ------------
LIABILITIES
Payables:
        Upon return of securities loaned (Note E) ............          138,721
        Investment management fees (Note B) ..................           24,718
        Capital shares repurchased (Note D) ..................           12,824
        Other accrued expenses ...............................           94,607
                                                                   ------------
Total Liabilities ............................................          270,870
                                                                   ------------

NET ASSETS (applicable to 3,832,560 shares
     of common stock outstanding) ............................     $ 35,256,052
                                                                   ============

NET ASSET VALUE PER SHARE ($35,256,052 / 3,832,560) ..........     $       9.20
                                                                   ============
NET ASSETS CONSISTS OF
Capital stock, $0.01 par value;
     3,832,560 shares outstanding
     (25,000,000 shares authorized) ..........................     $     38,326
Paid-in capital ..............................................       57,277,113
Cost of 2,177,440 shares repurchased .........................      (26,579,917)
Accumulated net realized loss on investments .................         (468,730)
Net unrealized appreciation in value of investments ..........        4,989,260
                                                                   ------------
Net assets applicable to shares outstanding ..................     $ 35,256,052
                                                                   ============

================================================================================
                                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT LOSS
Income (Note A):
        Dividends ..............................................    $   402,428
        Interest ...............................................         30,952
        Less: Foreign taxes withheld ...........................         (2,087)
                                                                    -----------
        Total Investment Income ................................        431,293
                                                                    -----------

Expenses:
        Investment management fees (Note B) ....................        381,800
        Audit and legal fees (Note B) ..........................        133,170
        Directors' fees ........................................         70,047
        Administration fees ....................................         61,354
        Printing ...............................................         58,270
        NYSE listing fees ......................................         25,000
        Custodian fees .........................................         21,647
        Accounting fees ........................................         20,154
        Insurance ..............................................          9,187
        Transfer agent fees ....................................          7,880
        Other ..................................................         15,397
                                                                    -----------
        Total Expenses .........................................        803,906
        Less: Fees paid indirectly (Note B) ....................        (69,714)
        Less: Management fee waivers (Note B) ..................        (58,679)
                                                                    -----------
                Net Expenses ...................................        675,513
                                                                    -----------
        Net Investment Loss ....................................       (244,220)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized gain from investments .............................      1,031,962
Net change in unrealized appreciation in value of investments ..     (9,548,619)
                                                                    -----------
Net realized and unrealized loss on investments ................     (8,516,657)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........    $(8,760,877)
                                                                    ===========


================================================================================
See accompanying notes to financial statements.



--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 For the Years Ended
                                                                     December 31,
                                                                 --------------------
                                                                 2001          2000
                                                                 -----        -------
DECREASE IN NET ASSETS
Operations:
        Net investment loss ..............................   $   (244,220)   $   (645,795)
        Net realized gain on investments and
          foreign currency related transactions ..........      1,031,962       7,637,069
        Net change in unrealized appreciation in
          value of investments and translation of
          other assets and liabilities denominated
          in foreign currency ............................     (9,548,619)    (15,452,439)
        Federal income tax on undistributed realized gains           --        (3,177,964)
                                                             ------------    ------------


                Net decrease in net assets resulting
                    from operations ......................     (8,760,877)    (11,639,129)
                                                             ------------    ------------


Distributions to shareholders (Note A):
        Net realized gain on investments and
          foreign currency related transactions ..........           --        (4,351,786)
                                                             ------------    ------------


Capital share transactions (Note D):
        Cost of 234,700 and 361,800 shares
          repurchased, respectively ......................     (1,963,446)     (4,232,705)
                                                             ------------    ------------


        Total decrease in net assets .....................    (10,724,323)    (20,223,620)
                                                             ------------    ------------

NET ASSETS
Beginning of year ........................................     45,980,375      66,203,995
                                                             ------------    ------------


End of year ..............................................   $ 35,256,052    $ 45,980,375
                                                             ============    ============





================================================================================
                                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                      For the Years Ended December 31,
                                                     2001              2000             1999              1998            1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of year .........   $       11.31     $       14.95     $       14.52     $       11.53  $       10.10

Net investment income/(loss) ...............           (0.06)#           (0.94)#           (0.19)#           (0.09)#        (0.05)
Net realized and unrealized
  gain/(loss) on investments
  and foreign currency
  related transactions .....................           (2.13)            (1.81)             4.39              2.96           2.36

Net increase/(decrease) in
  net assets from operations ...............           (2.19)            (2.75)             4.20              2.87           2.31

Dividends and distributions to shareholders:
  Net investment income ....................         --                --                --                --             --
  Net realized gain on investments
    and foreign currency related
    transactions ...........................         --                  (1.01)            (3.87)          --               (0.88)

Total dividends and distributions
  to shareholders ..........................         --                  (1.01)            (3.87)          --               (0.88)

Anti-dilutive effect due to
  capital stock repurchased ................            0.08              0.12              0.10              0.12        --

Net asset value, end of year ...............   $        9.20     $       11.31     $       14.95     $       14.52  $       11.53

Market value, end of year ..................   $        8.05     $       10.59     $       14.25     $       12.88  $        9.44

Total investment return (a) ................          (23.98)%          (28.10)%           40.74%            36.42%         37.62%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted) .....    $      35,256     $      45,980     $      66,204     $      79,060  $      67,951
Ratio of expenses to average net assets,
  net of fee waivers, if any ...............            1.77%(b)          1.72%(b)          1.55%(b)          1.91%          1.74%
Ratio of expenses to average net assets,
  excluding fee waivers ....................            2.11%(c)          1.83%(c)          1.64%(c)       --             --
Ratio of expenses to average net assets, net
  of fee waivers, but excluding fees paid
  indirectly, if any .......................            1.95%          --                --                --             --
Ratio of net investment income/(loss) to
  average net assets .......................           (0.64)%           (1.12)%           (0.59)%           (0.69)%        (0.46)%
Portfolio turnover rate ....................           59.83%            28.26%           101.54%            50.39%         81.56%










                                                    1996              1995              1994              1993             1992
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of year .........   $       10.65     $       10.73     $       12.36     $        9.43  $       10.82

Net investment income/(loss) ...............           (0.03)             --               (0.03)             0.02           0.01
Net realized and unrealized
  gain/(loss) on investments
  and foreign currency
  related transactions .....................            0.41              0.42             (0.64)             3.56          (0.35)

Net increase/(decrease) in
  net assets from operations ...............            0.38              0.42             (0.67)             3.58          (0.34)

Dividends and distributions to shareholders:
  Net investment income ....................             --               --               --                --             (0.02)
  Net realized gain on investments
    and foreign currency related
    transactions ...........................           (0.93)            (0.50)            (0.96)            (0.65)         (1.03)

Total dividends and distributions
  to shareholders ..........................           (0.93)            (0.50)            (0.96)            (0.65)         (1.05)

Anti-dilutive effect due to
  capital stock repurchased ................             --               --               --               --                --

Net asset value, end of year ...............   $       10.10     $       10.65     $       10.73     $       12.36  $        9.43

Market value, end of year ..................   $        7.50     $        8.38     $        8.50     $       11.25  $        7.75

Total investment return (a) ................            0.64%             4.59%           (15.91)%           53.55%         (3.56)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted) .....    $      59,520     $      62,781     $      63,216     $      72,830  $      55,540
Ratio of expenses to average net assets,
  net of fee waivers, if any ...............            1.53%             1.58%             1.75%             1.68%          2.29%
Ratio of expenses to average net assets,
  excluding fee waivers ....................             --               --               --                --               --
Ratio of expenses to average net assets, net
  of fee waivers, but excluding fees paid
  indirectly, if any .......................             --               --               --                --               --
Ratio of net investment income/(loss) to
  average net assets .......................           (0.25)%           (0.02)%           (0.25)%            0.16%          0.10%
Portfolio turnover rate ....................          120.66%            84.98%            81.73%           125.31%         82.49%


#    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions.
(b)  Expenses are net of fees paid indirectly.
(c)  Expenses exclude fees paid indirectly.

================================================================================
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

Cornerstone Strategic Value Fund, Inc. (the "Fund") was incorporated in Maryland on May 1, 1987 and commenced investment operations on June 30, 1987. As a result of an Annual Meeting of Stockholders held on April 19, 2001, the Fund, formerly known as the Clemente Strategic Value Fund, Inc., changed its name. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2001, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the New York Stock Exchange is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the sellers agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Manager" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone monitors the daily mark to market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes. For U.S. federal income tax purposes, realized capital losses incurred after October 31, 2001 within the current fiscal year are deemed to arise on the first day of the following fiscal year. The Fund elected to defer such capital losses of $326,670.


================================================================================

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


At December 31, 2001, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $142,060 which expires in 2009. Differences between capital loss carryforwards on a book and tax basis primarily relate to timing of the recognition of gains for U.S. federal income tax purposes. There is no undistributable ordinary income on a tax basis.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryforward, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 2001, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net investment loss of $420,482 to paid-in capital.

NOTE B. AGREEMENTS

At the Annual Meeting of Stockholders of the Fund held on April 19, 2001, stockholders approved a new investment management agreement by and between Cornerstone and the Fund. As a result, Cornerstone commenced its performance of the investment management services with respect to the Fund's portfolio securities.

Effective April 19, 2001, Cornerstone serves as the Fund's investment manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund an annual fee, retroactive to April 1, 2001, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. Cornerstone has voluntarily agreed to limit the Fund's annual operating expenses (excluding interest, taxes, brokerage commissions, expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) to 1.65% (on an annualized basis) of the Fund's average net assets for the fiscal period from April 19, 2001 through December 31, 2001. For the period April 19, 2001 through December 31, 2001, Cornerstone earned $276,913 for investment management services, of which Cornerstone waived $58,679.

For the period January 1, 2001 through March 31, 2001, portfolio securities were managed by Clemente Capital, Inc. ("Clemente"). Clemente engaged Wilmington Trust Co. ("Wilmington") as the Fund's sub-investment adviser. As compensation for its advisory services, Clemente received from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. For this period, Clemente earned $104,887. As compensation for its sub-advisory services, Wilmington was paid an annual fee calculated weekly and paid monthly equal to 25% of the net fees payable to the former investment adviser, Clemente. For this period, Wilmington earned $26,222.

Included in the Statement of Operations, under the caption Fees paid indirectly, are expense offsets of $69,714 arising from credits earned on portfolio transactions executed with a broker, pursuant to a directed brokerage arrangement.

The Fund paid or accrued approximately $93,900 for the year ended December 31, 2001 for legal services to Spitzer & Feldman P.C., counsel to the Fund. Mr. Westle, a partner of the firm, serves as secretary of the Fund.


================================================================================

At December 31, 2001, pursuant to regulatory filings, two shareholders and their respective affiliates owned approximately 14% and 19% of the outstanding shares of the Fund based on Schedule 13G/A filings made with the Securities and Exchange Commission on February 7 and 15, 2001, respectively.

NOTE C. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2001 was $30,367,906. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $4,989,260 was composed of gross appreciation of $6,267,952 for those investments having and excess of value over cost and gross depreciation of $1,278,692 for those investments having an excess of cost over value.

For the year ended December 31, 2001, purchases and sales of securities, other than short-term investments, were $22,751,475 and $27,904,789, respectively.

NOTE D. SHARE REPURCHASE PROGRAM

On October 5, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2001, the Fund repurchased 234,700 of its shares for a total cost of $1,963,446 at a weighted average discount 14.11% from net asset value. The discount of individual repurchases ranged from 6.22% - 26.54%. For the year ended December 31, 2000, the Fund repurchased 361,800 of its shares for a total cost of $4,232,705 at a weighted average discount of 10.67% from net asset value. The discount of individual repurchases ranged from 2.78% - 21.29%. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of its foregoing objectives, subject to review by the Board of Directors. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws, with shares repurchased held in treasury.

NOTE E. SECURITIES LENDING

To generate additional income, the Fund may lend up to 10% of its portfolio's assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers and the related collateral received at December 31, 2001, were $132,481 and $138,721, respectively. Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Government and Agency securities.

During the year ended December 31, 2001, the Fund earned $747 in securities lending income which is included under the caption Interest in the Statement of Operations.

NOTE F. COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at December 31, 2001.

                       Principal
                        Amount  Interest                   Accrued       Market
Issuer                 (000's)   Rate      Maturity        Interest       Value
--------------------------------------------------------------------------------
United States
Treasury Bond           $275    3.625%     04/15/28        $2,104       $280,671


================================================================================

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of Cornerstone Strategic Value Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Cornerstone Strategic Value Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provided a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 18, 2002












================================================================================

--------------------------------------------------------------------------------
DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)
--------------------------------------------------------------------------------


Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment & Cash Purchase Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer & Trust Co. (the "Agent") at 59 Maiden Lane, New York, NY 10038. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the NYSE or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.

Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share




================================================================================

--------------------------------------------------------------------------------
DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)
                                                                     (CONCLUDED)
--------------------------------------------------------------------------------

of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.







------------------------------------------------------------------------------------------------------------------
ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (unaudited)
------------------------------------------------------------------------------------------------------------------

Name and                      Position(s)              Principal Occupation                         Position With
Address (Age)                 Held with Fund           Over Last 5 Years                            Fund Since

Ralph W. Bradshaw* (51)       Chairman of the          President, Director and Shareholder of       1999; current
One West Pack Square          Board of Directors       Cornerstone Advisors, Inc.; Financial        term ends at
Suite 1650                    and President            Consultant; Vice President, Deep Discount    the 2002
Asheville, NC 28801                                    Advisors, Inc. (1993-1999); Director of      Annual
                                                       The Austria Fund, Inc., EIS Fund, Inc.,      Meeting.
                                                       The Cornerstone Strategic Return
                                                       Fund, Inc., Progressive Return
                                                       Fund, Inc. and The SmallCap Fund.

Thomas H. Lenagh (79)         Director                 Chairman of the Board of Inrad Corp.;        1987; current
13 Allen's Corner Rd.                                  Independent Financial Adviser; Director of   term ends at
Flemington, NJ 08822                                   The Cornerstone Strategic Return Fund, Inc., the 2003
                                                       Progressive Return Fund, Inc., Gintel Fund,  Annual
                                                       The Adams Express Company and                Meeting.
                                                       Petroleum and Resources Corporation and
                                                       ICN Pharmaceuticals International.




=====================================================================================================================

18




------------------------------------------------------------------------------------------------------------------
ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (unaudited) (continued)
------------------------------------------------------------------------------------------------------------------

Name and                      Position(s)              Principal Occupation                         Position With
Address (Age)                 Held with Fund           Over Last 5 Years                            Fund Since

Edwin Meese III (70)          Director                 Distinguished Fellow, The Heritage           2001; current
The Heritage Foundation                                Foundation, Washington D.C.; Distinguished   term ends at
214 Massachusetts Ave NE                               Visiting Fellow at the Hoover Institution,   the 2002
Washington D.C. 20002                                  Stanford University; Distinguished Senior    Annual
                                                       Fellow at the Institute of United States     Meeting.
                                                       Studies, University of London; Formerly U.S.
                                                       Attorney General under President Ronald Reagan;
                                                       Director of The Cornerstone Strategic Return
                                                       Fund, Inc., Progressive Return Fund, Inc.
                                                       and Perregrine Corporation (2001).

Scott B. Rogers (46)          Director                 Chief Executive Officer, Asheville Buncombe  2000; current
30 Cumberland Ave.                                     Community Christian Ministry; President,     term ends at
Asheville, NC 28801                                    ABCCM Doctor's Medical Clinic; Director,     the 2003
                                                       Southeastern Jurisdiction Urban Networkers;  Annual
                                                       Director, A-B Vision Board, Appointee, NC    Meeting.
                                                       Governor's Commission on Welfare to Work;
                                                       Chairman and Director, Recycling Unlimited;
                                                       Director, Interdenominational Ministerial
                                                       Alliance; Director of The Cornerstone Strategic
                                                       Return Fund, Inc., Progressive Return Fund, Inc.
                                                       and EIS Fund, Inc.

Andrew A. Strauss (48)        Director                 Attorney and senior member of Strauss &      2000; current
77 Central Avenue                                      Associates, P.A., Attorneys, Asheville and   term ends at
Suite F                                                Hendersonville, NC; previous President of    the 2004
Asheville, NC 28801                                    White Knight Healthcare, Inc. and LMV        Annual
                                                       Leasing, Inc., a wholly owned subsidiary of  Meeting.
                                                       Xerox Credit Corporation; Director of
                                                       The Cornerstone Strategic Return Fund, Inc.,
                                                       Progressive Return Fund, Inc., EIS Fund, Inc.,
                                                       Memorial Mission Hospital Foundation and
                                                       Deerfield Episcopal Retirement Community.

Glenn W. Wilcox, Sr. (70)     Director                 Chairman of the Board and Chief Executive    2000; current
One West Pack Square                                   Officer of Wilcox Travel Agency; Director,   term ends at
Suite 1700                                             Champion Industries, Inc.; Chairman of  the  2004 Annual
Asheville, NC 28801                                    Tower Associates, Inc. (a real estate        Meeting.
                                                       venture); Member of the Board of Wachovia Corp.;
                                                       Board Trustee and Chairman, Appalachian
                                                       State University; Board Trustee and Director,
                                                       Mars Hill College; Director of The Cornerstone
                                                       Strategic Return Fund, Inc., Progressive
                                                       Return Fund, Inc. and EIS Fund, Inc.




=====================================================================================================================

                                                                              19




------------------------------------------------------------------------------------------------------------------
ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (unaudited) (concluded)
------------------------------------------------------------------------------------------------------------------

Name and                      Position(s)              Principal Occupation                         Position With
Address (Age)                 Held with Fund           Over Last 5 Years                            Fund Since

Gary A. Bentz (45)            Vice President           Director and Shareholder of Cornerstone      2001
One West Pack Square          and Treasurer            Advisors, Inc.; Independent Financial,
Suite 1650                                             Accounting, Investment Consultant and
Asheville, NC 28801                                    Certified Public Accountant; Vice President,
                                                       Deep Discount Advisors, Inc. (1993-2000);
                                                       Director of The Austria Fund, Inc.; Director,
                                                       Vice President and Treasurer of EIS Fund,
                                                       Inc.; Vice President and Treasurer of The
                                                       Cornerstone Strategic Return Fund, Inc. and
                                                       Progressive Return Fund, Inc.

Thomas R. Westle (48)         Secretary                Partner, Spitzer & Feldman P.C. (May 1998 -  2000
405 Park Avenue                                        present) prior thereto; a Partner at Battle
New York, NY 10022                                     Fowler LLP.



* Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940. Mr. Bradshaw is an interested person of the Fund by virtue of his current position as Chairman of the Board of Directors and Investment Manager of the Fund.




SUMMARY OF GENERAL INFORMATION

The Fund - Cornerstone Strategic Value Fund, Inc. is a closed-end, diversified investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek long-term capital appreciation primarily through investment in equity securities of companies listed in the United States. The Fund is managed by Cornerstone Advisors, Inc.

On February 13, 2002, the Board of Directors of the Fund adopted certain amendments to the Fund's Bylaws. The amendments require a shareholder to provide written notice to the Secretary of the Fund of any proposal which the shareholder wishes to raise at an annual meeting of shareholders which was not included in the Fund's proxy materials at least 90 calendar days in advance of the date of the mailing of the notice for the preceding year's annual meeting. The amendments also impose a 90 calendar day advance written notice requirement on shareholders who wish to introduce at any meeting of shareholders a nominee for election as a director. The notice provisions were adopted to afford shareholders a fair opportunity to present matters for consideration at annual meetings while ensuring that the Fund and its directors will have a reasonable opportunity to thoughtfully consider the matters proposed. Please contact the Secretary of the Fund for additional information about the advance notice requirements if you are considering presenting a proposal at an annual meeting.

SHAREHOLDER INFORMATION

The Fund is listed on the New York Stock Exchange (symbol "CLM"). The share price is published in: The New York Times (daily) under the designation "CornerStrt" and The Wall Street Journal (daily) and Barron's (each Monday) under the designation "CornstnStrat." The net asset value per share is published under "Closed-End Funds" each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's under the designation "CrnstnStrV."


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that Cornerstone Strategic Value Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------


================================================================================

--------------------------------------------------------------------------------
PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

The following is a description of Cornerstone Strategic Value Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


May 2001








================================================================================
                                                                              21

                     CORNERSTONE STRATEGIC VALUE FUND, INC.

================================================================================

DIRECTORS AND CORPORATE OFFICERS

Ralph W. Bradshaw                            Chairman of the Board of
                                             Directors and President
Thomas H. Lenagh                             Director
Edwin Meese III                              Director
Scott B. Rogers                              Director
Andrew A. Strauss                            Director
Glenn W. Wilcox, Sr.                         Director
Gary A. Bentz   Vice                         President and Treasurer
Thomas R. Westle                             Secretary

INVESTMENT MANAGER                           SHAREHOLDER SERVICING AGENT
Cornerstone Advisors, Inc.                   American Stock Transfer &
One West Pack Square                            Trust Co.
Suite 1650                                   59 Maiden Lane
Asheville, NC 28801                          New York, NY 10038

ADMINISTRATOR                                INDEPENDENT ACCOUNTANTS
Bear Stearns Funds                           PricewaterhouseCoopers LLP
        Management Inc.                      Two Commerce Square
383 Madison Avenue                           Philadelphia, PA 19103
New York, NY 10179
                                             LEGAL COUNSEL
CUSTODIAN                                    Spitzer & Feldman P.C.
Custodial Trust Company                      405 Park Avenue
101 Carnegie Center                          New York, NY 10022
Princeton, NJ 08540

EXECUTIVE OFFICES
383 Madison Avenue
New York, NY 10179

For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (212) 272-2093.








                                      CLM
                                     LISTED
                                    NYSE(R)











This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.